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                                                                    EXHIBIT 10.3

                              QUEST MEDICAL, INC.
                          DIRECTORS' STOCK OPTION PLAN


1.       PURPOSE OF THE PLAN

         The Quest Medical, Inc. Directors' Stock Option Plan (the "Plan") is intended as an incentive to directors and advisory directors of Quest Medical, Inc. (the "Company"). The purposes of the Plan are to attract directors and advisory directors with a high degree of training, experience and ability, whose services are considered unusually valuable to the Company, to provide an opportunity to such directors and advisory directors to acquire a proprietary interest in the success of the Company, to increase their interest in the Company's welfare, and to encourage them to remain with the Company.

2.       ADMINISTRATION OF THE PLAN

         The Board of Directors of the Company shall appoint and maintain a committee (the "Committee") which shall consist of at least three persons appointed by the Board of Directors, who shall serve without compensation at the pleasure of the Board of Directors. Each Committee member shall be eligible to receive stock options under the Plan while serving on the Committee, if the Board of Directors unanimously (except for such Committee member, if a director) grants a stock option to such Committee member and if such Committee member is otherwise eligible to receive stock options under the Plan. All actions taken and determinations made under the Plan regarding stock options granted by the Board of Directors to a Committee member shall be made by the Board of Directors unanimously (except for such Committee member, if a director). Except as stated above, the Committee shall have full power and authority to (a) designate recipients of stock options granted under the Plan,
(b) interpret and construe the provisions of the Plan and any stock options granted hereunder and (c) do all things necessary or appropriate to administer the Plan in accordance with its terms. All actions taken and determinations made by the Committee pursuant to the provisions of the Plan shall be made by a majority of its members and shall be conclusive. No member of the Committee shall be liable for any action taken or determination made in good faith.

3.       ELIGIBILITY

         The individuals who shall be eligible to participate in the Plan shall only be directors and advisory directors of the Company or of any corporation (hereinafter called a "Subsidiary") in which the Company has a proprietary interest by reason of stock ownership or otherwise (including any corporation in which the Company acquires a proprietary interest after the adoption of this
Plan) but only if the Company owns, directly or indirectly, stock possessing not less than 50% of the total combined voting power of all classes of stock of such corporation, but excluding any director or advisory director who is also an officer or employee of the company or any Subsidiary. More than one stock option may be granted under the Plan from time to time to any director or advisory director if the Committee shall so determine. However, no director may hold at any time stock options granted under the Plan covering more than 25,000 shares of
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Common Stock that are subject to the Plan and no advisory director may hold at any time options under the Plan covering more than 15,000 shares of Common Stock that are subject to the Plan. Stock options granted to a director or advisory director under the Plan shall be exercisable, subject to other provisions hereof, while any other stock option which was previously granted to such director or advisory director is outstanding. Neither the granting of a stock option granted under this Plan to an individual, nor any provision contained in this Plan, shall affect the individual's right to remain a director or advisory director.

4.       STOCK SUBJECT TO THE PLAN

         The common stock subject to the stock options and other provisions of the Plan shall be shares of the Company's authorized and unissued or reacquired Common Stock, $.05 par value. Subject to adjustment in accordance with the provisions of Paragraph 8, the total number of shares of Common Stock of the Company which may be issued pursuant to the exercise of stock options granted under the Plan shall not exceed in the aggregate 550,000 shares. In the event that any outstanding stock option granted under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such stock option may again be subjected to a stock option granted under the Plan.

5.       STOCK OPTION PRICE

         The purchase price for each share of Common Stock covered by a stock option granted under the Plan shall be 100% of the fair market value of the stock on the date of the grant of the stock option. The "fair market value" per share of Common Stock on any date shall be the per share price of the Common Stock on the date immediately prior to the date of the grant of the stock option hereunder and shall be (i) if the principal trading market for such securities is an exchange, the closing price on such exchange on such day, provided if trading of such shares of Common Stock is listed on any consolidated tape, the price shall be the closing price set forth on such consolidated tape, or (ii) if the principal market for such securities is the over-the-counter market, the average of the highest reported bid and lowest reported asked price as furnished by the National Association of Securities Dealers, Inc. ("NASD") or similar organization if the NASD is not reporting such information. Notwithstanding the foregoing, if there is no reported closing price or bid and asked prices, as the case may be, on the date immediately prior to the grant of the stock option hereunder, then the fair market value shall be determined as of the latest date prior to such day for which such closing price or bid and asked prices are available. Further provide, that if there is no reported closing price or bid and asked prices, as the case may be, within 30 days of the date immediately prior to the grant of the stock option hereunder, the fair market value shall be determined by the Board of Directors, in its sole discretion, after consultation with the Committee.

6.       EXERCISE PERIOD





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         Stock options granted under the Plan shall terminate and be of no force and effect with respect to any portion of the stock option not previously exercised by an individual upon the happening of the first of the following:

 (a)     the expiration of six years from the date of grant of such option; or

         (b) the expiration of three months from the date the individual ceases being a director or advisory director with the Company or any Subsidiary for any reason other than the individual's death; or

         (c) the expiration of three months from the date the individual becomes an officer or employee of the Company or any Subsidiary; or

         (d) the expiration of twelve months after the date of death of the individual.

7.       TERM AND EXERCISE OF OPTIONS

         (a) The Committee in its discretion may provide that a stock option may not be exercised in whole or in part for any period or periods of time specified and may provide for other restrictions, conditions, and limitations on the vesting and exercise of a stock option. Except as may be so provided, any option may be exercised in whole at any time or in part from time to time during its term.

         (b) Stock options may not be assigned or transferred and may be exercised solely by the original recipient of a stock option during his lifetime or by his guardian or legal representative, or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. In the event of the death of the original recipient of a stock option while such stock option is still in force and unexpired under the terms of Paragraph 6, any unmatured installments of such stock option may, in the discretion of the Committee, be accelerated (in whole or in part) as of the date of death. The unmatured installments accelerated by the Committee shall thereupon be exercisable in full or in part without regard to the installment provisions of Paragraph 7(a).

         (c) A stock option may be exercised in whole or in part from time to time by giving written notice to the Company of such exercise and complying with the terms and conditions contained in the applicable stock option agreement. The purchase price of the shares covered by the exercise of the stock option shall be paid in full by certified or cashier's check at the time of exercise and the Company shall deliver to the optionee within 30 days of the exercise date the shares covered by the exercise of the stock option. No holder of a stock option shall be or have any of the rights or privileges of a shareholder of the Company in respect of any shares covered by the exercise of any part of a stock option unless and until certificates representing such shares shall have been issued by the Company to such holder.





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8.       REORGANIZATIONS AND RECAPITALIZATIONS OF THE COMPANY

         (a) The existence of this Plan and the stock options granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         (b) If the outstanding shares of the Common Stock of the Company are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split-up or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which stock options may be granted. A corresponding adjustment changing the number or kind of shares allocated to unexercised stock options or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in the outstanding stock options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share covered by the option.

         (c) If the Company is reorganized or merged or consolidated with another corporation while unexercised stock options remain outstanding under the Plan, the Company must either (i) substitute for the shares subject to the unexercised portions of such outstanding stock options an appropriate number of shares of each class of stock or other securities of the reorganized or merged or consolidated corporation which were distributed to the shareholders of the company in respect of such shares, except that all such substituted stock options shall be immediately exercisable in full without regard to the installment provisions set forth in Paragraph 7(a), or (ii) cancel all such stock options as of the effective date of any such reorganization, merger of consolidation or of any dissolution or liquidation of the Company by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the exercise of all such outstanding stock options, without regard to the installment provisions set forth in Paragraph 7(a) during the thirty-day period next preceding such effective date.

         (d) Notwithstanding the foregoing, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall





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                 not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to stock options granted under the Plan.

9.       OTHER PROVISIONS

         Grants of stock options under the Plan may contain such other provisions as the Committee may deem advisable and shall be evidenced by a stock option agreement executed by the individual receiving the stock option and an officer of the company.

10.      SECURITIES REPRESENTATIONS

         Each person exercising a stock option granted under the Plan may be required by the Company to provide such representations in writing as the Company may deem necessary to comply with applicable federal and state securities laws.

11.      REVIEW OF REFUSAL TO HONOR EXERCISE

         If the Committee shall refuse to honor all or part of the exercise of a stock option, the Committee shall notify the exercising participant in writing of the refusal to honor the exercise and the reasons for the refusal, citing any provisions of the Plan or stock option agreement on which the refusal to honor was based. The written notice of refusal to honor shall also inform the exercising participant that he or she has the right to appeal the refusal within 60 days after receipt by the exercising participant of the written notification of refusal to honor. A request for review must be delivered by the exercising participant in writing to the Committee at the address given in the notice of denial. Within 60 days after receipt of a written request for review properly made by an exercising participant, the Committee shall make a decision on the request and may, in its discretion, afford the exercising participant a personal hearing. The decision of the Committee shall be delivered to the exercising participant in writing and shall include specific reasons for the decision, citing any provisions of the Plan or applicable agreement on which the decision was based. The decision rendered by the Committee shall be final and conclusive.

12.      TAX MATTERS

         The Company shall withhold such amounts from any payments made to a participant (whether under this Plan or otherwise) and to deduct such amounts from income as are necessary or desirable to ensure compliance, insofar as the stock options are concerned, with applicable federal, state, and local tax laws and to ensure that the Company may properly deduct all amounts deemed to be compensation under applicable federal, state and local tax laws arising in connection with the stock options.

13.      EFFECTIVE DATE OF THE PLAN

         The Plan shall be effective as of April 12, 1980.





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14.      AMENDMENTS

         The Board of Directors may at any time, without the consent of the holders of stock options, alter, amend, revise, suspend, or discontinue the Plan provided that such action shall not adversely affect stock options previously granted under the Plan.

15.      APPLICATION OF FUNDS

         The proceeds received by the Company from the sale of Common Stock pursuant to stock options will be used for general corporate purposes.

16.      NO OBLIGATION TO EXERCISE STOCK OPTION

         The grant of a stock option shall impose no obligation upon the holder of the option to exercise such stock option.

17.      GOVERNMENT REGULATIONS

         Notwithstanding any of the provisions hereof, or of any stock option granted hereunder, the obligation of the Company to sell and deliver shares pursuant to the exercise of any stock option shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or securities exchanges as may be required, and the holder of the stock option hereby agrees that he will not exercise any stock option granted hereunder, and that the Company will not be obligated to issue any shares under any such stock option, if the exercise thereof or if the issuance of such shares shall constitute a violation by such holder or the Company of any provision of any law or regulation of any governmental authority.





Amended through July 23, 1992.





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                      AMENDMENT TO THE QUEST MEDICAL, INC.
                          DIRECTORS' STOCK OPTION PLAN


         This Amendment (this "Amendment") to the Quest Medical, Inc. Directors' Stock Option Plan (the "Plan") is made as of September 25, 1995.

         WHEREAS, the Board of Directors of the Company believes that this Amendment is in the best interest of the Company and has authorized and duly adopted this Amendment in accordance with the Plan.

         NOW, THEREFORE, the Plan is hereby amended as follows:

1.       ADMINISTRATION OF THE PLAN.

         Paragraph 2 of the Plan is hereby amended to read in its entirety as follows:

         "2.     ADMINISTRATION OF THE PLAN.

                 (a) Notwithstanding anything to the contrary herein, to the extent necessary to comply with the requirements of Rule 16b-3, the Plan shall be administered by a committee of two or more Disinterested Directors appointed by the Board (the "Committee"). For purpose of this Agreement, the term "Disinterested Director" shall mean a director of the Corporation who is not, during the one year prior to service as a member of the Committee, or during such service, granted or awarded an Option pursuant to the Plan or any other plan of the Corporation or any of its affiliates (except as may be permitted by Rule 16b-3 promulgated under the Securities Exchange Act of 1934). Options may be granted under the Plan, only by majority agreement of the members of the Committee. Subject to the limitations and qualifications set forth in this Plan, the Committee shall also determine the number of Options to be granted, the number of shares subject to each Option grant, the exercise price or prices of each Option, the vesting and exercise period of each Option, whether an Option may be exercised as to less than all of the Common Stock subject thereto, and such other terms and conditions of each Option, if any, as are consistent with the provisions of this Plan. Except with respect to Subsection (b) below, the Committee shall have complete authority to construe, interpret and administer the provisions of this Plan and the provisions of the Option agreements entered into hereunder; to prescribe, amend and rescind rules and regulations pertaining to this Plan; to suspend or discontinue this Plan; and to make all other determinations necessary or deemed advisable in the administration of the Plan. The determinations, interpretations and constructions made by the Committee shall be final and conclusive. No member of the Committee shall be liable for any action taken, or failed to be taken, made in good faith relating to the Plan or any award thereunder, and the members of the Committee shall be entitled to indemnification and





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         reimbursement by the Corporation in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the fullest extent permitted by law.

                 (b) While serving as a member of the Committee, such member shall not be eligible to receive Options to purchase Common Stock pursuant to this Plan or any other plan of the Corporation or any of its affiliates.

                 (c) Notwithstanding Subsection (a) and Paragraph 14, to comply with Rule 16b-3, no amendment may be made without the approval of the shareholders of the Corporation by the affirmative votes of the holders of a majority of the shares of Common Stock then issued and outstanding, which amendment would materially (i) increase the benefits accruing to the individuals participating in the Plan, (ii) increase the number of securities which may be issued under the Plan, other than in accordance with Paragraph 8 hereof, or (iii) modify the requirements as to eligibility for participation in the Plan."

2.       CONTINUED EFFECT.

         Except as specifically provided by this Amendment, the Plan shall remain in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the undersigned, as a duly authorized representative of Quest Medical, Inc., has executed this Amendment to be effective as of the date first set forth above.

                                        QUEST MEDICAL, INC.


                                        /s/ F. Robert Merrill II
                                        F. Robert Merrill III
                                        Secretary





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